UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 16, 2023

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Standby Equity Purchase Agreement

On November 16, 2023, GigCapital5, Inc., a Delaware corporation (“GigCapital5”), QT Imaging, Inc., a Delaware corporation (“QT Imaging”), and YA II PN, Ltd., a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (the “Investor”), entered into a Standby Equity Purchase Agreement (the “SEPA”).

Upon the closing of the previously announced business combination with QT Imaging (the “Business Combination”), GigCapital5, which will be renamed to QT Imaging Holdings, Inc. (“QTI Holdings”), at its sole discretion, will have the right, provided there is no balance outstanding under a Promissory Note (as defined below) or, if there is a balance outstanding under a Promissory Note, with the Investor’s prior written consent, or upon the occurrence of certain Trigger Events (as defined below), to issue and sell to the Investor, and the Investor shall purchase from QTI Holdings, up to $50 million in aggregate gross purchase price (the “Commitment Amount”) of newly issued shares of QTI Holdings’ common stock, par value $0.0001 (the “Common Stock”) (each such sale, an “Advance”) by delivering written notice to the Investor (each, an “Advance Notice” and the date on which QTI Holdings is deemed to have delivered an Advance Notice, the “Advance Notice Date”). The Common Stock purchased pursuant to an Advance Notice will be purchased at a price equal to 97% of the lowest daily VWAP of the Common Stock during the three consecutive trading days commencing on the Advance Notice Date. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Stock for such trading day on the Nasdaq Stock Market LLC during regular trading hours as reported by Bloomberg L.P. During the commitment period, Investor may also deliver its written notice to QTI Holdings (an “Investor Notice”) causing an Advance Notice to be deemed delivered to the Investor. In this case, the Common Stock purchased pursuant to such Investor Notice will be purchased at a price equal to the lower of (i) the Fixed Price (as defined below), or (ii) 95% of the lowest daily VWAP of the Common Stock during the five consecutive trading days commencing on the immediately preceding date the Investor submits an Investor Notice pursuant to and as defined in the SEPA.

At the Pre-Advance Closing (as defined below), GigCapital5 shall pay a commitment fee in an amount up to $375,000 which is equal to 0.75% of the Commitment Amount (the “Commitment Fee”) in cash to an affiliate of the Investor, which shall be netted from the Pre-Paid Advance (as defined below). As consideration for the Pre-Paid Advance, and prior to the closing of the Business Combination and the Pre-Advance Closing, QT Imaging will issue to the Investor that number of shares of stock of QT Imaging equal to the result of (x) one million (1,000,000) divided by (y) the Exchange Ratio (as such term is defined in the Business Combination Agreement between GigCapital5 and QT Imaging (the “BCA”)), such that upon the closing of the Business Combination, the Investor will receive that consideration provided for in the BCA that a holder of shares of stock of QTI is entitled to receive pursuant to the BCA, including one million (1,000,000) shares of Common Stock which are freely tradable upon receipt of such consideration as provided for in the BCA (the “Company Shares”). The Company Shares to be issued as consideration as provided for in the BCA shall be registered pursuant to the Form S-4 filed by GigCapital5. The Company Shares shall be deemed fully earned as of November 15, 2023. The Investor shall be entitled to sell the Company Shares at its sole discretion and retain one hundred percent (100%) of the sale proceeds of the Company Shares.

In the event that during the term of the Promissory Note, QTI Holdings shall not be required as described below to make monthly cash payments to the Investor as the result of the occurrence of a Trigger Event, the Investor shall be entitled to retain one hundred percent (100%) of the sale proceeds of the Company Shares, provided that (i) if the Investor has sold the Company Shares, fifty percent (50%) of the Investor’s net sale proceeds of the Company Shares or (ii) if the Investor has not sold the Company Shares, fifty percent (50%) of the value of the Company Shares based on the VWAP, as quoted by Bloomberg, LP, on the date of such agreement, shall be applied in such manner as QTI Holdings and the Investor mutual agree to apply such amounts.

The issuance of the Common Stock under the SEPA will be subject to certain limitations, including that (a) the Investor may not purchase any Common Stock that would result in it owning more than 4.99% of GigCapital5’s Common Stock or (b) the aggregate number of shares of Common Stock issued pursuant to Pre-Paid Advances (including the aggregation with the issuance of Common Stock under other Advances) cannot exceed 19.9% of the Common Stock of GigCapital5 outstanding as of the date of the SEPA (the “Effective Date”) (referred to as the “Exchange Cap”). The Exchange Cap shall not be applicable if: (a) GigCapital5’s stockholders have approved the issuance of Common Shares in excess of the Exchange Cap in accordance with the applicable rules of Nasdaq or (b) to the extent that (and only for so long as) the average price for the issuance of Common Stock equals or exceed the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the Effective Date, which is $10.85 per share; or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the Effective Date, which is $10.86 per share.

Pre-Paid Advance

In connection with the SEPA, and subject to the conditions set forth therein, including the closing of the Business Combination, the Investor shall advance to QTI Holdings in exchange for a convertible promissory note in the form attached to the SEPA as Exhibit D thereto (the “Promissory Note”) with an aggregate principal amount of up to $10 million (the “Pre-Paid Advance”). The proceeds from the funding of the Pre-Paid Advance may not be used by QTI Holdings or QT Imaging to make any payments in respect of any notes to GigAcquisitions5, LLC or any indebtedness to Dr. John Klock; provided, however, that nothing will preclude QTI Holdings from making payments in respect of notes to GigAcquisitions5, LLC or notes to affiliates of Dr. Avi Katz from the proceeds of other sources of capital that QTI Holdings has while a Pre-Paid Advance is outstanding.

The Promissory Note for the Pre-Paid Advance will be due 15 months from the date of issuance, and interest shall accrue on the outstanding balance of the Promissory Note at an annual rate equal to 6%, subject to an increase to 18% upon an event of default as described in the Promissory Note. The Promissory Note shall be convertible by the Investor into shares of Common Stock at the Conversion Price (as defined below). The number of shares of Common Stock issuable upon conversion of any amount of principal being converted (the “Conversion Amount”) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price. The “Conversion Price” is the lower of (a) 110% of the daily VWAP of the Common Stock on The Nasdaq Stock Market, LLC (“Nasdaq”) as of the trading day immediately prior to the issuance of the Promissory Note (the “Fixed Price”), or (b) 95% of the lowest daily VWAP of the Common Stock on Nasdaq during the five consecutive trading days immediately prior to (i) each date of conversion or (ii) the date the Investor submits an Investor Notice to QTI Holdings that it intends to make a purchase (the “Variable Price”), but which Variable Price shall not be lower than the Floor Price then in effect. The “Floor Price” solely with respect to the Variable Price, means the lower of (i) $2.00 per share or (ii) the VWAP of the Common Stock for the five (5) trading days immediately prior to the Resale Registration Statement (as defined below) being declared effective by the SEC (as defined below), or as reduced in accordance with the terms of the Promissory Note. Notwithstanding the foregoing, QTI Holdings may reduce the Floor Price to any amounts set forth in a written notice to the Investor; provided that such reduction shall be irrevocable and shall not be subject to increase thereafter.

QTI Holdings at its option shall have the right, but not the obligation, to redeem (“Optional Redemption”) early a portion or all amounts outstanding under the Promissory Note; provided that (i) QTI Holdings provides the Investor with no less than ten (10) trading days’ prior written notice (each, a “Redemption Notice”) of its desire to exercise an Optional Redemption and (ii) on the date the Redemption Notice is issued, the VWAP of the Common Stock is less than the Fixed Price. Each Redemption Notice shall be irrevocable and shall specify the outstanding balance of the Note to be redeemed and the Redemption Amount. The “Redemption Amount” shall be equal to the outstanding principal balance being redeemed by QTI Holdings, plus the Redemption Premium (as defined below), plus all accrued and unpaid interest. After receipt of the Redemption Notice, the Investor shall have ten (10) trading days to elect to convert all or any portion of the Promissory Note. On the eleventh (11th) trading day after the Redemption Notice, QTI Holdings shall deliver to the Investor the Redemption Amount with respect to the principal amount redeemed after giving effect to conversions effected during the ten (10) trading day period.

Under the terms of the Promissory Note, a Trigger Event shall occur if (i) the daily VWAP is less than the Floor Price for five trading days during a period of seven consecutive trading days (a “Floor Price Trigger”), or (ii) GigCapital5 has issued in excess of 95% of the Common Stock available under the Exchange Cap (as defined below) (an “Exchange Cap Trigger”) (the last such day of each such occurrence, a “Trigger Date”). If, at any time six months after the issuance of the Promissory Note, a Trigger Event occurs, then QTI Holdings will be obligated to make monthly payments in an amount equal to the sum of (i) $1,500,000 of principal in the aggregate among all promissory notes issued to the Investor (or the outstanding principal if less than such amount) (the “Triggered Principal Amount”), plus (ii) a payment premium of 5% in respect of such Triggered Principal Amount, and (iii) accrued and unpaid interest hereunder as of each payment date beginning on the 5th Trading Day after the Trigger Date and continuing on the same day of each successive calendar month to the Investor pursuant to the terms of the Promissory Note. However, in the event that QTI Holdings shall be required to make such cash payments to the Investor under the Promissory Note as a result of the occurrence of a Trigger Event, QTI Holdings shall be entitled upon written notice to the Investor, to direct that the Investor (i) if the Investor has sold the Company Shares, to apply, in accordance with the terms of the Promissory Note, up to fifty percent (50%) of the Investor’s net sale proceeds of the Company Shares to satisfy, in part or in whole, the Triggered Principal Amount of such cash payments due to the Investor or (ii) or if the Investor has not sold the Company Shares, to apply up to fifty percent (50%) of the value of the Company Shares on such date the cash payment is due based on the VWAP (as such term is defined in the SEPA) as quoted by Bloomberg LP of the Company Shares as an offset of the Triggered Principal Amount of the cash payments due to the Investor. QTI Holdings’ right to request that the Investor apply or offset cash payments to which the Investor is entitled pursuant to the Promissory Note shall cease once fifty percent (50%) of the (i) the net sale proceeds of the Company Shares or fifty percent (50%) of the value of the Company Shares on such date the cash payment is due based on the VWAP as quoted by Bloomberg LP of the Company Shares have been applied or offset as provided herein to such cash payments to which the Investor is entitled. The obligation of QTI Holdings to make monthly prepayments shall cease (with respect to any payment that has not yet come due) if any time after the Trigger Date (a) QTI Holdings reduces the Floor Price to an amount that is at least 50% of the daily VWAP of the Common Stock, (b) the daily VWAP is greater than the 110% of the Floor Price a period of five consecutive trading days in the event of a Floor Price Trigger, or (c) the date GigCapital5 has obtained stockholder approval to increase the number of shares of Common Stock under the Exchange Cap and/or the Exchange Cap no longer applies, unless a subsequent Trigger Event occurs. Furthermore, within one (1) trading day of a Floor Price Trigger that remains after application of all amounts related to the Company Shares as described above, QTI Holdings shall reduce the Floor Price to an amount that is at least fifty percent (50%) of the daily VWAP of the Common Stock, and provide the Investor written confirmation of such reduction of the Floor Price or be obligated to make the above monthly cash payments.

The foregoing description is only a summary of the SEPA, including the form of Promissory Note attached as an exhibit to the SEPA, and is qualified in its entirety by reference to the full text of the SEPA and the form of Promissory Note attached as an exhibit to the SEPA, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the entry of the SEPA, GigCapital5 entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”) on November 16, 2023, pursuant to which QTI Holdings agrees to file within 21 calendar days of the date of the Pre-Advance Closing, a registration statement on Form S-1 (or Forms S-3, if eligible) with the Securities and Exchange Commission (the “SEC”) covering the resale of the Common Stock subject to the SEPA requested to be included in such registration statement (the “Resale Registration Statement”), and QTI Holdings shall use its best efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but in no event later than (a) the 45th calendar day following the filing of the Resale Registration Statement or (b), the fifth business day following the date on which QTI Holdings is notified by the SEC that the Resale Registration Statement will not be or is no longer subject to further review and comments.

The foregoing description is only a summary of the Registration Rights Agreement and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under “Pre-Paid Advance” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities of GigCapital5 that may be issued in connection with the SEPA will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed with the SEC a registration statement on Form S-4 (together with all amendment to such registration statement, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (the “BCA Proxy Statement”) to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive BCA Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. The BCA Proxy Statement, Registration Statement, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. GigCapital5 stockholders, potential investors and other interested persons should read the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the financing with Yorkville or the ability to raise any other financing in connection with the Business Combination, and the GigCapital5 ability to maintain its listing on any stock exchange. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of GigCapital5 on the Nasdaq Stock Exchange or any other Exchange following the September 2023 Meeting or the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville SEPA or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, and (18) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

10.1	Standby Equity Purchase Agreement, dated November 16, 2023 and effective as of November 15, 2023, by and between GigCapital5, Inc., QT Imaging, Inc., QT Imaging Holdings, Inc. and YA II PN, LTD.

10.2	Registration Rights Agreement, dated November 16, 2023 and effective as of November 15, 2023, by and between GigCapital5, Inc. and YA II PN, LTD.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2023

GIGCAPITAL5 INC.

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer, President, Secretary, and Director